UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 26, 2007

SCIELE PHARMA, INC

(Exact name of registrant as specified in charter)

Delaware	000-30123	58-2004779
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Concourse Parkway

Suite 1800

Atlanta, Georgia  30328

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 442-9707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Agreement

On December 26, 2007 Sciele Pharma, Inc. (the “Company”) entered into Amended and Restated Employment Agreements with its executives: Mr. Patrick Fourteau, Chief Executive Officer; Mr. Edward Schutter, President, Chief Operating Officer; Mr. Darrell Borne, Executive Vice President, Chief Financial Officer, Secretary and Treasurer; Mr. Larry Dillaha, Executive Vice President, Chief Medical Officer; and Mr. Leslie Zacks, Executive Vice President, Chief Legal and Compliance Officer and Assistant Secretary.  The executive agreements are attached to this Report as exhibits and are incorporated herein by reference.

Item 9.01	Exhibits

10.1	Employment Agreement between the Company and Patrick Fourteau dated December 26, 2007.

10.2	Employment Agreement between the Company and Edward Schutter dated December 26, 2007.

10.3	Employment Agreement between the Company and Darrell Borne dated December 26, 2007.

10.4	Employment Agreement between the Company and Leslie Zacks dated December 26, 2007.

10.5	Employment Agreement between the Company and Larry Dillaha dated December 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIELE PHARMA, INC.
(Registrant)

	By:	/s/ Darrell Borne
	Name:	Darrell Borne
	Title:	Executive Vice President,
Chief Financial Officer,
Date: December 31, 2007		Secretary and Treasurer